                                                                    Exhibit 99.8

                                    NovaStar
                              Collateral Comparison

                                   DISCLAIMER

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

                           [LOGO] Wachovia Securities

Wachovia Securities is the trade name under which Wachovia Corporation conducts its investment banking, capital markets and institutional securities business through First Union Securities, Inc. ("FUSI"), Member NYSE, NASD, SIPC, and through other bank an

NovaStar Collateral Matrix

                                                Term Sheet         Term Sheet and Prosup        Final
                                                  2003-2                  2003-1                2003-1
                                              ---------------      ---------------------   -----------------
Principal Balance                             $770,857,241.11       $452,919,588.24        $1,299,999,069.00
   Minimum                                    $     11,835.00       $      9,080.59        $        9,074.89
   Maximum                                    $    940,000.00       $    989,623.88        $      999,002.59
   Average                                    $    143,335.30       $    140,136.01        $      138,253.65

% Fixed-Rate Mortgage Loans                             32.56%                42.86%                   37.64%

% Adjustable-Rate Mortgage Loans                        67.44%                57.14%                   62.36%

% of Mortgage Loans Covered by MI                       48.41%                60.34%                   63.65%

Mortgage Insurance Provider (as %
   of pool balance)/1/
   MGIC                                                 47.96%                56.49%                   62.13%
   PMI                                                   0.44%                 3.85%                    1.50%
   Radian                                                0.01%                 0.00%                    0.02%

Gross Mortgage Rate
   Minimum                                              4.625%                3.750%                   3.750%
   Maximum                                             14.000%               14.500%                  14.500%
   Weighted Average                                     7.352%                7.834%                   7.742%

Original CLTV Ratio
   Minimum                                               5.06%                19.56%                   15.00%
   Maximum                                             100.00%               100.00%                  100.00%
   Weighted Average                                     80.20%                81.06%                   80.88%

Remaining Term
   Minimum                                                118                   114                      114
   Maximum                                                360                   359                      360
   Weighted Average                                       336                   325                      330

FICO Score
   Minimum                                                515                   490                      460
   Maximum                                                816                   811                      811
   Weighted Average                                       639                   642                      636

% of Mortgage Loans with Prepayment Penalty             78.94%                76.11%                   78.50%

% First Lien                                            97.97%                94.87%                   95.97%

% Single Family Residence                               75.72%                74.40%                   76.26%

Documentation Type
   Full                                                 50.37%                52.57%                   55.76%
   Stated                                               36.42%                33.23%                   32.53%
   Limited                                               7.60%                 3.96%                    2.87%
   No Doc                                                2.78%                 6.32%                    6.16%
   NINA                                                  2.83%                 3.92%                    2.68%
   Other                                                 0.00%                 0.00%                    0.00%

Loan Purpose
   Refinance - Cashout                                  60.92%                56.69%                   60.73%
   Purchase                                             27.92%                30.09%                   26.74%
   Refinance - Rate/Term                                11.17%                13.22%                   12.53%

Occupancy Status
   Primary                                              94.05%                94.15%                   94.71%
   Secondary                                             0.75%                 1.23%                    0.87%
   Non-Owner Occupied - Investment                       4.54%                 4.06%                    3.74%
   Owner Occupied - Investment                           0.66%                 0.56%                    0.68%

Geographic Concentration (Top 3 States)
                                                        27.54% CA             31.27% CA                29.87% CA
                                                        15.22% FL             13.69% FL                13.86% FL
                                                         4.35% OH              3.92% CO                 3.82% OH

                                                Term Sheet             Prosup                Final
                                                  2002-3               2002-3                2002-3
                                              ---------------      ---------------      ---------------
Principal Balance                             $216,298,597.29      $403,959,621.37      $749,998,045.25
   Minimum                                    $     38,402.77      $     33,750.00      $     19,940.91
   Maximum                                    $    799,489.87      $    799,489.87      $    799,489.87
   Average                                    $    140,271.46      $    141,392.94      $    142,558.08

% Fixed-Rate Mortgage Loans                             24.43%               26.39%               29.61%

% Adjustable-Rate Mortgage Loans                        75.57%               73.61%               70.39%

% of Mortgage Loans Covered by MI                       94.11%               93.57%               93.06%

Mortgage Insurance Provider (as %
   of pool balance)/1/
   MGIC                                                 49.03%               61.30%               69.10%
   PMI                                                  45.08%               32.23%               23.94%
   Radian                                                0.00%                0.04%                0.02%

Gross Mortgage Rate
   Minimum                                              6.250%               4.990%               4.990%
   Maximum                                             12.250%              12.250%              12.250%
   Weighted Average                                     8.493%               8.324%               8.009%

Original CLTV Ratio
   Minimum                                              19.50%               13.16%                4.08%
   Maximum                                             100.00%              100.00%              100.00%
   Weighted Average                                     80.31%               80.91%               80.59%

Remaining Term
   Minimum                                                118                  118                  118
   Maximum                                                360                  360                  360
   Weighted Average                                       335                  335                  336

FICO Score
   Minimum                                                504                  504                  504
   Maximum                                                817                  817                  817
   Weighted Average                                       638                  636                  639

% of Mortgage Loans with Prepayment Penalty             83.81%               82.51%               81.22%

% First Lien                                           100.00%              100.00%              100.00%

% Single Family Residence                               74.06%               73.57%               74.86%

Documentation Type
   Full                                                 52.89%               53.33%               52.25%
   Stated                                               33.43%               33.20%               33.68%
   Limited                                               3.31%                3.03%                2.91%
   No Doc                                                5.83%                5.84%                6.60%
   NINA                                                  4.53%                4.61%                4.53%
   Other                                                 0.00%                0.00%                0.04%

Loan Purpose
   Refinance - Cashout                                  49.86%               50.12%               53.32%
   Purchase                                             40.78%               40.19%               37.07%
   Refinance - Rate/Term                                 9.36%                9.68%                9.59%

Occupancy Status
   Primary                                              93.12%               93.82%               94.20%
   Secondary                                             1.24%                1.35%                1.22%
   Non-Owner Occupied - Investment                       4.78%                4.20%                4.10%
   Owner Occupied - Investment                           0.85%                0.63%                0.49%

Geographic Concentration (Top 3 States)
                                                        19.78% CA            20.95% CA            23.12% CA
                                                        13.60% FL            13.33% FL            13.25% FL
                                                         4.22% CO             4.67% OH             4.11% MI

Wachovia Securities has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Securities does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Securities, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Securities.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Securities or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Securities is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

NovaStar 2003-2                                       [LOGO] Wachovia Securities

Comparison of NovaStar 2003-2 to NovaStar 2003-1 - Break-Even CDR Summary to
Call

All Scenarios Run to Call and with a forward index curve. Trigger Fail in Month 1, Bonds Pay Sequentially.

-----------------------------------------------------------------------------------------
                                     NovaStar 2003-2
-----------------------------------------------------------------------------------------
                                                                      Total Collateral
     Tranche               Severity **           Break-Even CDR   Cumulative Loss to Call
-----------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-1 (AA)             33.0565%                 19.9846        216,811,865.53(14.45%)
                   ----------------------------------------------------------------------
                         All Loans: 50%             12.1083        232,371,845.52(15.49%)
-----------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-2 (A)              33.0565%                 13.4607        165,950,799.34(11.06%)
                   ----------------------------------------------------------------------
                         All Loans: 50%              8.4923        176,756,024.50(11.78%)
-----------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-3 (A-)             33.0565%                 11.8371        151,070,455.71(10.07%)
                   ----------------------------------------------------------------------
                         All Loans: 50%              7.5217        160,188,853.21(10.68%)
-----------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-4 (BBB+)           33.0565%                 10.2337         135,311,528.95(9.02%)
                   ----------------------------------------------------------------------
                         All Loans: 50%              6.6047         143,814,142.31(9.59%)
-----------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
                           33.0565%                  8.8866         121,167,823.55(8.08%)
Class B (BBB)      ----------------------------------------------------------------------
                         All Loans: 50%              5.7972         128,775,192.81(8.59%)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                     NovaStar 2003-1
-----------------------------------------------------------------------------------------
                                                                     Total Collateral
    Tranche                Severity **           Break-Even CDR   Cumulative Loss to Call
-----------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-1 (AA)             27.936%                  15.8935        140,428,032.12(10.80%)
                   ----------------------------------------------------------------------
                         All Loans: 50%              7.4494        142,410,452.52(10.95%)
-----------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-2 (A)              27.936%                   9.0708          93,154,205.74(7.17%)
                   ----------------------------------------------------------------------
                         All Loans: 50%              4.5672          93,996,891.29(7.23%)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-3 (BBB)             27.936%                  5.2746          59,535,781.40(4.58%)
                   ----------------------------------------------------------------------
                         All Loans: 50%              2.7591          59,642,604.60(4.59%)
-----------------------------------------------------------------------------------------

*    12 month lag before recovery

** Weighted Severity is based on percentage of loans with MI calculated at 15% Severity and those without MI at 50% Severity

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2                                       [LOGO] Wachovia Securities

Comparison of NovaStar 2003-2 to NovaStar 2003-1 - Break-Even CDR Summary to Maturity

All Scenarios Run to Maturity and with a forward index curve. Trigger Fail in Month 1, Bonds Pay Sequentially.

--------------------------------------------------------------------------------------
                                    NovaStar 2003-2
--------------------------------------------------------------------------------------
                                                                    Total Collateral
     Tranche               Severity **           Break-Even CDR      Cumulative Loss
--------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-1 (AA)              33.0565%                17.4017       198,198,301.38(13.21%)
                   -------------------------------------------------------------------
                         All Loans: 50%             10.5929       210,154,906.56(14.01%)
--------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-2 (A)               33.0565%                11.6055        148,862,589.21(9.92%)
                   -------------------------------------------------------------------
                         All Loans: 50%              7.3256       156,747,775.40(10.45%)
--------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-3 (A-)               33.0565%               10.1559        134,515,282.68(8.97%)
                   -------------------------------------------------------------------
                         All Loans: 50%              6.4904        141,721,945.05(9.45%)
--------------------------------------------------------------------------------------
Class M-4 (BBB+)   All Loans, weighted for MI:
                             33.0565%                8.9119        121,441,248.02(8.10%)
                   -------------------------------------------------------------------
                         All Loans: 50%              5.7673        128,205,748.59(8.55%)
--------------------------------------------------------------------------------------
Class B (BBB)      All Loans, weighted for MI:
                             33.0565%                7.6070        106,909,423.29(7.13%)
                   -------------------------------------------------------------------
                         All Loans: 50%              4.8727        110,791,976.46(7.39%)
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                   NovaStar 2003-1
-------------------------------------------------------------------------------------
                                                                    Total Collateral
    Tranche                  Severity **         Break-Even CDR     Cumulative Loss
-------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-1 (AA)               27.936%                13.0811       122,638,936.90(9.43%)
                   ------------------------------------------------------------------
                         All Loans: 50%              6.2819       123,656,305.61(9.51%)
-------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-2 (A)                27.936%                 7.7561        82,221,677.52(6.32%)
                   ------------------------------------------------------------------
                         All Loans: 50%              3.9338        82,344,043.42(6.33%)
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                   All Loans, weighted for MI:
Class M-3 (BBB)              27.936%                 4.5300        52,143,426.05(4.01%)
                   ------------------------------------------------------------------
                         All Loans: 50%              2.3920        52,240,996.26(4.02%)
-------------------------------------------------------------------------------------

*    12 month lag before recovery

** Weighted Severity is based on percentage of loans with MI calculated at 15% Severity and those without MI at 50% Severity

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2                                       [LOGO] Wachovia Securities
Structural Alternatives

                                  -------------------------------------------    -------------------------------------------
                                                 Structure I                                     Structure II
                                        Senior Sub - Floating Rate Bonds               Senior Sub - Floating Rate Bonds
                                             TermSheet Structure                                   Turbo B-2
                                  -------------------------------------------    -------------------------------------------
Economic Value
Bonds Proceeds                                                          98.75%                                         98.75%
                                  -------------------------------------------    -------------------------------------------
Cash Proceeds (without Accrued)                                         98.75%                                         98.75%
                                  -------------------------------------------    -------------------------------------------
Residual                                                                 7.10%                                          7.09%
                                  -------------------------------------------    -------------------------------------------
   Total Value                                                         105.85%                                        105.84%
                                  ===========================================    ===========================================

Financing Cost
Bond Financing                                                           3.00%                                          3.00%
                                  -------------------------------------------    -------------------------------------------
   Total Cost                                                            3.00%                                          3.00%
                                  ===========================================    ===========================================

Initial OC                                                               0.00%                                          0.00%
   Step Down                      Later (Dist'n. 37, Sen. Enh. * Optimal Sen %)  Later (Dist'n. 37, Sen. Enh. * Optimal Sen %)

Pricing Yields (Spreads)
Residual                                     9% for 24 months, 20% thereafter               9% for 24 months, 20% thereafter

Pricing Speeds
Fixed:                                                                 20 HEP                                         20 HEP
Arm:                                                                   28 CPR                                         28 CPR
Losses:                                              Fixed: 2.40%, ARM: 3.00%                       Fixed: 2.40%, ARM: 3.00%

Fees
Servicing Fee                                                          50 bps                                         50 bps
MI Fee                                                           per replines                                   per replines

Indices
1 and 6 Month Libor                                       Forward (05-22-2003)                           Forward (05-22-2003)

                                 -CONFIDENTIAL-

Str. I                                                [LOGO] Wachovia Securities
Senior Sub - Floating Rate Bonds
TermSheet Structure

                                                                                       Collateral
                                                                     ----------------------------------------------
                                              Assumptions                        Balance                  WAC   WAM
------------------------            ------------------------------   ----------------------------------------------
Settlement     5/27/2003   Prepay   20 HEP                           Grp 1-Agency       $1,136,363,636   7.36   337
1st Pay Date   6/25/2003            28 CPR - Arm                     Grp 2-Non-agency   $  363,636,464   7.34   336
------------------------   Losses   2.40% for Fixed, 3.00% for Arm

10% Call

---------------------------------------------------------------------------------------------
Tranche                                       Principal      Avg                       Spread
  Name    Rating      Balance      Coupon       Window      Life    Dur      Bench       bp
---------------------------------------------------------------------------------------------
A-1        AAA     1,000,000,000    1.616   07/03 - 03/11   2.86   2.75   1 Mo Libor      31
A-2        AAA       320,000,000    1.636   07/03 - 03/11   2.86   2.76   1 Mo Libor      33
M-1        AA         63,750,000    2.056   08/06 - 03/11   5.18   4.80   1 Mo Libor      75
M-2        A          52,500,000    3.106   07/06 - 03/11   5.16   4.63   1 Mo Libor     180
M-3        A-         15,000,000    3.456   07/06 - 03/11   5.15   4.57   1 Mo Libor     215
B-1        BBB+       15,000,000    4.406   07/06 - 03/11   5.14   4.43   1 Mo Libor     310
                                                                                         ---
B-2        BBB        15,000,000    5.806   07/06 - 11/10   4.84   4.05   1 Mo Libor     450
                                                                                         ---
---------------------------------------------------------------------------------------------
R          UR      1,500,000,100                            3.14
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------
Tranche    BEY      Price                 Accrued    NetNet      Dated
  Name    Yield       %         $@1bp      Int(M)     (MM)       Date
------------------------------------------------------------------------
A-1       2.682   100.0000   275,212.22      --     1,000.00   12-Jun-03
A-2       2.703   100.0000    88,196.23      --       320.00   12-Jun-03
M-1       3.447   100.0000    30,595.91      --        63.75   12-Jun-03
M-2       4.489   100.0000    24,299.72      --        52.50   12-Jun-03
M-3       4.837   100.0000     6,852.11      --        15.00   12-Jun-03
B-1       5.783   100.0000     6,642.23      --        15.00   12-Jun-03

B-2       7.087   100.0000     6,077.84      --        15.00   12-Jun-03

------------------------------------------------------------------------
R            20      6.656    16,295.47      --        99.85   12-Jun-03
------------------------------------------------------------------------

Assumptions

Prepayments (Voluntary)
Fixed: 20 HEP
Arm: 28 CPR
Losses: 2.40% for Fixed, 3.00% for Arm

Indices
1 Mo Libor   Forward
6 Mo Libor   Forward

                                             Discounting the first 24 months
                                               of Residual at 9.00% yield
------------------------------------------   -------------------------------
Bond Proceeds (excluding accrued)    98.75%             98.75%
Accrued Interest                      0.00%              0.00%
Total Proceeds                       98.75%             98.75%
                                                         7.10%   4.14% first 24 month @9.00%   2.27% back-end @20.00%
Residual                              7.10%              0.00%
                                    ======              =====

All-in-Execution                    105.85%

All-in-Cost                           3.00%
------------------------------------------   -------------------------------

                                  Confidential

Str. II                                               [LOGO] Wachovia Securities
Senior Sub - Floating Rate Bonds
Turbo B-2

                                                                                       Collateral
                                                                     ----------------------------------------------
                                              Assumptions                        Balance                  WAC   WAM
------------------------            ------------------------------   ----------------------------------------------
Settlement     5/27/2003   Prepay   20 HEP                           Grp 1-Agency       $1,136,363,636   7.36   337
1st Pay Date   6/25/2003            28 CPR - Arm                     Grp 2-Non-agency   $  363,636,464   7.34   336
------------------------   Losses   2.40% for Fixed, 3.00% for Arm

10% Call

---------------------------------------------------------------------------------------------
Tranche                                       Principal      Avg                       Spread
  Name    Rating      Balance      Coupon       Window      Life    Dur      Bench       bp
---------------------------------------------------------------------------------------------
A-1        AAA     1,000,000,000    1.616   07/03 - 03/11   2.86   2.75   1 Mo Libor      31
A-2        AAA       320,000,000    1.636   07/03 - 03/11   2.86   2.76   1 Mo Libor      33
M-1        AA         63,750,000    2.056   08/06 - 03/11   5.18   4.80   1 Mo Libor      75
M-2        A          52,500,000    3.106   07/06 - 03/11   5.17   4.63   1 Mo Libor     180
M-3        A-         15,000,000    3.456   07/06 - 03/11   5.15   4.57   1 Mo Libor     215
B-1        BBB+       15,000,000    4.406   07/06 - 03/11   5.14   4.43   1 Mo Libor     310
                                                                                         ---
B-2        BBB        15,000,000    5.906   07/06 - 11/10   4.66   3.91   1 Mo Libor     460
                                                                                         ---
---------------------------------------------------------------------------------------------
R          UR      1,500,000,100                            3.14
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------
Tranche    BEY      Price                 Accrued    NetNet      Dated
  Name    Yield       %         $@1bp      Int(M)     (MM)        Date
------------------------------------------------------------------------
A-1       2.682   100.0000   275,212.22      --     1,000.00   12-Jun-03
A-2       2.703   100.0000    88,196.23      --       320.00   12-Jun-03
M-1       3.447   100.0000    30,595.91      --        63.75   12-Jun-03
M-2       4.489   100.0000    24,299.72      --        52.50   12-Jun-03
M-3       4.837   100.0000     6,852.11      --        15.00   12-Jun-03
B-1       5.783   100.0000     6,642.23      --        15.00   12-Jun-03

B-2       7.153   100.0000     5,861.88      --        15.00   12-Jun-03

------------------------------------------------------------------------
R            20      6.646    16,344.33      --        99.70   12-Jun-03
------------------------------------------------------------------------

Assumptions

Prepayments (Voluntary)
Fixed: 20 HEP
Arm: 28 CPR
Losses: 2.40% for Fixed, 3.00% for Arm

Indices
1 Mo Libor   Forward
6 Mo Libor   Forward

                                             Discounting the first 24 months
                                               of Residual at 9.00% yield
------------------------------------------   -------------------------------
Bond Proceeds (excluding accrued)    98.75%              98.75%
Accrued Interest                      0.00%               0.00%
Total Proceeds                       98.75%              98.75%
                                                          7.09%   4.14% first 24 month @9.00%   2.27% back-end @20.00%
Residual                              7.09%               0.00%
                                    ======               =====

All-in-Execution                    105.84%

All-in-Cost                           3.00%
------------------------------------------   -------------------------------

                                  Confidential

Note: Excluding Prepayment Penalties

                                                                   PV @ 20.00%   PV @ 20.00%   PV @ 20.00%
                               Str I                                  Str I         Str II       Str III
Period     Date     Days     Residual        Str II      Str III   100,357,890   100,167,287        --
------   --------   ----   ------------   ------------   -------   -----------   -----------   -----------
   0     06/12/03
   1     07/25/03     43   4,592,875.91   4,591,084.25              4,489,484     4,487,733         --
   2     08/25/03     73   5,014,644.92   5,013,353.25              4,824,509     4,823,267         --
   3     09/25/03    103   4,920,660.44   4,919,368.77              4,659,481     4,658,258         --
   4     10/25/03    133   4,861,173.62   4,859,923.62              4,530,609     4,529,444         --
   5     11/25/03    163   4,659,168.31   4,657,876.64              4,273,907     4,272,722         --
   6     12/25/03    193   4,659,748.91   4,658,498.91              4,207,076     4,205,947         --
   7     01/25/04    223   4,481,825.56   4,480,533.90              3,982,667     3,981,519         --
   8     02/25/04    253   4,373,012.33   4,371,720.67              3,824,732     3,823,602         --
   9     03/25/04    283   4,283,962.28   4,282,753.94              3,687,798     3,686,758         --
  10     04/25/04    313   4,127,101.00   4,125,809.33              3,496,776     3,495,682         --
  11     05/25/04    343   4,005,996.81   4,004,746.81              3,340,677     3,339,635         --
  12     06/25/04    373   3,848,937.53   3,847,645.86              3,159,119     3,158,059         --
  13     07/25/04    403   2,944,668.84   2,943,418.84              2,378,827     2,377,817         --
  14     08/25/04    433   2,570,448.76   2,569,157.09              2,043,791     2,042,764         --
  15     09/25/04    463   2,466,482.83   2,465,191.17              1,930,220     1,929,210         --
  16     10/25/04    493   2,401,717.82   2,400,467.82              1,849,916     1,848,953         --
  17     11/25/04    523   2,277,190.77   2,275,899.10              1,726,357     1,725,378         --
  18     12/25/04    553   2,223,491.43   2,222,241.43              1,659,082     1,658,150         --
  19     01/25/05    583   2,122,129.18   2,120,837.52              1,558,495     1,557,547         --
  20     02/25/05    613   2,055,298.24   2,054,006.57              1,485,627     1,484,693         --
  21     03/25/05    643   2,051,891.60   2,050,724.93              1,459,791     1,458,961         --
  22     04/25/05    673   1,906,987.38   1,905,695.71              1,335,319     1,334,415         --
  23     05/25/05    703   1,818,787.27   1,817,537.27              1,253,489     1,252,627         --
  24     06/25/05    733   1,814,180.61   1,812,888.94              1,230,610     1,229,733         --
  25     07/25/05    763   1,865,493.82   1,864,243.82              1,245,474     1,244,640         --
  26     08/25/05    793   1,848,726.98   1,847,435.32              1,214,829     1,213,980         --
  27     09/25/05    823   1,752,039.11   1,750,747.44              1,133,150     1,132,314         --
  28     10/25/05    853   1,733,377.42   1,732,127.42              1,103,412     1,102,617         --
  29     11/25/05    883   1,576,993.45   1,575,701.78                988,043       987,234         --
  30     12/25/05    913   1,647,848.55   1,646,598.55              1,016,165     1,015,395         --
  31     01/25/06    943   1,573,183.78   1,571,892.12                954,834       954,050         --
  32     02/25/06    973   1,564,324.27   1,563,032.61                934,494       933,722         --
  33     03/25/06   1003   1,594,770.14   1,593,603.48                937,667       936,982         --

            PV at 9.00%      PV at 9.00%       PV at 9.00%
         first 24 months   first 24 months   first 24 months
Period        Str I            Str II            Str III
------   ---------------   ---------------   ---------------
   0
   1        4,544,834         4,543,061             --
   2        4,925,921         4,924,652             --
   3        4,798,269         4,797,010             --
   4        4,705,614         4,704,404             --
   5        4,477,108         4,475,866             --
   6        4,444,937         4,443,745             --
   7        4,243,967         4,242,744             --
   8        4,110,661         4,109,447             --
   9        3,997,519         3,996,392             --
  10        3,822,997         3,821,801             --
  11        3,683,693         3,682,544             --
  12        3,513,401         3,512,221             --          discounted using 9.00% yield
  13        2,668,316         2,667,183             --
  14        2,312,191         2,311,029             --
  15        2,202,454         2,201,300             --
  16        2,128,946         2,127,838             --
  17        2,003,807         2,002,671             --
  18        1,942,254         1,941,162             --
  19        1,840,163         1,839,043             --
  20        1,769,185         1,768,073             --
  21        1,753,343         1,752,346             --
  22        1,617,611         1,616,515             --
  23        1,531,518         1,530,466             --
  24        1,516,473         1,515,393             --
  25        1,245,474         1,244,640             --
  26        1,214,829         1,213,980             --
  27        1,133,150         1,132,314             --
  28        1,103,412         1,102,617             --
  29          988,043           987,234             --
  30        1,016,165         1,015,395             --
  31          954,834           954,050             --
  32          934,494           933,722             --
  33          937,667           936,982             --

---------------------------------------------------
                                      BEY      MEY
                                    ------   ------
Discount Rate for residual           9.000%   9.202%
Discount Rate for first 24 months   20.000%  21.000%
---------------------------------------------------

Assumed Collateral Balance       1,500,000,100   1,500,000,100

--------------------------------------------------------------
                                     Str I           Str II
                                 -------------   -------------
PV of Residual (@20%)              100,357,890     100,167,287
PV of first 24 months (@9.00%)      74,555,182      74,526,906
Backend Cash flows (@20%)           31,969,530      31,804,413
Total                              106,524,712     106,331,319
as a % of Collateral
PV of Residual (@18%)                     6.69%           6.68%
PV of first 24 months (@9.00)             4.97%           4.97%
Backend Cash flows (@20%)                 2.13%           2.12%
Total                                     7.10%           7.09%
--------------------------------------------------------------

NovaStar 2003-2                                       [LOGO] Wachovia Securities
Class B-2

with Forward Libor FAILING TRIGGERS To Maturity

-------------------------------------------------------------------------------------
Scenario                 1.0 x Default         1.5 x Default         2.0 x Default
-------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                  100%                  100%                   100%
Severity                             100%                  100%                   100%
LIBOR                            Forward               Forward                Forward
Price                                100%                  100%                   100%
Yield                               8.43                  8.57                   5.21
WAL                                13.54                 14.27                  15.48
Mod Durn                            8.62                  8.95                   9.41
Principal Writedown            0.00(0.00%)           0.00(0.00%)   6,682,930.15(44.55%)
Total Collat Loss     53,538,671.74(3.57%)  78,406,847.69(5.23%)  102,121,717.88(6.81%)
-------------------------------------------------------------------------------------

with Forward Libor PASSING TRIGGERS To Maturity

-------------------------------------------------------------------------------------
Scenario                 1.0 x Default         1.5 x Default         2.0 x Default
-------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                  100%                  100%                   100%
Severity                             100%                  100%                   100%
LIBOR                            Forward               Forward                Forward
Price                                100%                  100%                   100%
Yield                               6.40                  6.38                   3.82
WAL                                 4.67                  4.61                   5.62
Mod Durn                            3.95                  3.91                   3.94
Principal Writedown            0.00(0.00%)           0.00(0.00%)   3,142,614.76(20.95%)
Total Collat Loss     53,538,671.74(3.57%)  78,406,847.69(5.23%)  102,121,717.88(6.81%)
-------------------------------------------------------------------------------------

with Forward Libor FAILING TRIGGERS To Maturity

------------------------------------------------------------------------------------
Scenario                    Forward          Forward + 200 bps     Forward + 300 bps
------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                  100%                  100%                  100%
Severity                             100%                  100%                  100%
Default Curve                        1.0X                  1.0X                  1.0X
Price                                100%                  100%                  100%
Yield                               8.43                 10.51                 10.56
WAL                                13.54                 14.20                 14.76
Mod Durn                            8.62                  8.15                  7.89
Principal Writedown            0.00(0.00%)           0.00(0.00%)           0.00(0.00%)
Total Collat Loss     53,538,671.74(3.57%)  53,737,703.46(3.58%)  53,800,612.81(3.59%)
------------------------------------------------------------------------------------

----------------------------------------------------------------
Scenario               Forward + 360 bps      Forward + 350 bps
----------------------------------------------------------------

CPR (PPC-Voluntary)                  100%                    100%
Severity                             100%                    100%
Default Curve                        1.0X                    1.0X
Price                                100%                    100%
Yield                               9.84                  (27.69)
WAL                                17.33                    4.45
Mod Durn                            8.07                    3.40
Principal Writedown       97,016.51(0.65%)  15,000,000.00(100.00%)
Total Collat Loss     53,822,906.06(3.59%)    53,836,844.01(3.59%)
----------------------------------------------------------------

with Forward Libor PASSING TRIGGERS To Maturity

------------------------------------------------------------------------------------
Scenario                    Forward          Forward + 200 bps     Forward + 300 bps
------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                  100%                  100%                  100%
Severity                             100%                  100%                  100%
Default Curve                        1.0X                  1.0X                  1.0X
Price                                100%                  100%                  100%
Yield                               6.40                  8.40                  9.26
WAL                                 4.67                  4.68                  6.37
Mod Durn                            3.95                  3.76                  4.08
Principal Writedown            0.00(0.00%)           0.00(0.00%)     288,484.96(1.92%)
Total Collat Loss     53,538,671.74(3.57%)  53,737,703.46(3.58%)  53,800,612.81(3.59%)
------------------------------------------------------------------------------------

----------------------------------------------------------------
Scenario               Forward + 400 bps      Forward + 500 bps
----------------------------------------------------------------
CPR (PPC-Voluntary)                  100%                    100%
Severity                             100%                    100%
Default Curve                        1.0X                    1.0X
Price                                100%                    100%
Yield                               6.58                  (26.90)
WAL                                 6.37                    4.51
Mod Durn                            3.89                    3.44
Principal Writedown   4,649,061.87(30.99%)  15,000,000.00(100.00%)
Total Collat Loss     53,831,575.30(3.59%)    53,836,844.01(3.59%)
----------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2003-2                                       [LOGO] Wachovia Securities
Class M-2

with Forward Libor FAILING TRIGGERS To Maturity

----------------------------------------------------------------------------------------
Scenario                   1.0 x Default         1.5 x Default          2.0 x Default
----------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                   100%                   100%                    100%
Severity                              100%                   100%                    100%
LIBOR                             Forward                Forward                 Forward
Price                                 100%                   100%                    100%
Yield                                5.64                   5.92                   (0.74)
WAL                                  9.62                  12.50                   10.39
Mod Durn                             7.58                   8.96                    9.75
Principal Writedown             0.00(0.00%)    1,449,482.16(2.76%)   36,602,236.56(69.72%)
Total Collat Loss     102,131,284.41(6.81%)  146,404,924.67(9.76%)  186,905,095.80(12.46%)
----------------------------------------------------------------------------------------

with Forward Libor PASSING TRIGGERS To Maturity

----------------------------------------------------------------------------------------
Scenario                  1.0 x Default          1.5 x Default          2.0 x Default
----------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                   100%                   100%                    100%
Severity                              100%                   100%                    100%
LIBOR                             Forward                Forward                 Forward
Price                                 100%                   100%                    100%
Yield                                4.85                   4.18                   (3.42)
WAL                                  5.65                   5.84                    8.19
Mod Durn                             4.85                   4.72                    6.79
Principal Writedown             0.00(0.00%)    3,603,483.75(6.86%)   34,476,459.61(65.67%)
Total Collat Loss     102,131,284.41(6.81%)  146,404,924.67(9.76%)  186,905,095.80(12.46%)
----------------------------------------------------------------------------------------

with Forward Libor FAILING TRIGGERS To Maturity

---------------------------------------------------------------------------------------
Scenario                     Forward          Forward + 200 bps      Forward + 300 bps
---------------------------------------------------------------------------------------
CPR (PPC-Voluntary)                   100%                   100%                   100%
Severity                              100%                   100%                   100%
Default Curve                         1.0X                   1.0X                   1.0X
Price                                 100%                   100%                   100%
Yield                                5.64                   7.55                   8.44
WAL                                  9.62                  10.84                  12.52
Mod Durn                             7.58                   7.49                   7.74
Principal Writedown             0.00(0.00%)            0.00(0.00%)            0.00(0.00%)
Total Collat Loss     102,131,284.41(6.81%)  102,488,013.54(6.83%)  102,597,005.36(6.84%)
---------------------------------------------------------------------------------------

----------------------------------------------------------------
Scenario               Forward + 315 bps      Forward + 350 bps
----------------------------------------------------------------
CPR  (PPC-Voluntary)                  100%                   100%
Severity                              100%                   100%
Default Curve                         1.0X                   1.0X
Price                                 100%                   100%
Yield                                8.55                   8.19
WAL                                 13.12                  13.36
Mod Durn                             7.83                   7.75
Principal Writedown       305,355.99(0.58%)   6,923,076.67(13.19%)
Total Collat Loss     102,608,860.81(6.84%)  102,630,808.97(6.84%)
----------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.